Exhibit 99.1
2022 Hovde Group Financial Services Conference November 2 - 4, 2022

Safe Harbor Statement 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 : Statements in this Presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 .. Forward - looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time .. Forward - looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms .. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements .. The Company has no obligation to update these forward - looking statements ..

Flushing Financial Snapshot (NASDAQ: FFIC)

3Q22 Key Statistics

Balance Sheet	
Assets	$8.6B
Loans, net	$6.9B
Deposits	$6.1B[1]
Equity	$0.7B

Performance	
GAAP/Core ROAA	1.11%/0.90%[2]
GAAP/Core ROAE	13.91%/11.24%[2]
GAAP/Core Exp/Avg Assets	1.69%/1.68%[2]
Tangible Book Value	$21.81
Dividend Yield	4.3%[3]

Footprint

Deposits primarily from 25 branches in multicultural neighborhoods and our online division, consisting of iGObanking® and BankPurely®



Manhattan
Queens
Brooklyn
Nassau
Suffolk

Key Messages

- Leading Community Bank in the Attractive Greater NYC Area
- Well Diversified and Low Risk Loan Portfolio
- History of Sound Credit Quality
- Asian Banking Niche
- Well Positioned to Capture Market Share Through In-Market Merger Disruption

Brand Promise



Communities
Customers
Employees
Regulators
Rewarding Relationships
Investors

Nurturing Relationships and Rewarding Customers, Employees, and Shareholders

FFIC FLUSHING Financial Corporation

[1] Includes mortgagors' escrow deposits
[2] See Reconciliation of GAAP Revenue & Pre-Provision Pre-Tax Net Revenue and Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue for calculation
[3] Calculated using 10/21/22 closing price of $20.25

3

Well-positioned to Benefit from Industry Merger Disruption


46 people recruited (20 Revenue Producers) from Merged Institutions Since March 31, 2021

Current Pro Forma U.S. Branches

- Flushing Financial (FFIC)[1]
- M&T Bank (MTB)/ People's United Financial (PBCT) (Closed April 1, 2022)
- Webster Financial (WBS)/ Sterling Bancorp (STL) (Closed Feb 1, 2022)
- Citizens Financial Group (CFG)/ HSBC (Closed Feb 18, 2022) / Investors Bancorp (ISBC) (Closed April 6, 2022)
- New York Community Bancorp (NYCB)/ Flagstar Bancorp (FBC) (Pending)
- Valley National Bancorp (VLY)/ The Westchester Bank (Closed Dec 1, 2021)/ Bank Leumi USA (Closed April 1, 2022)
- Dime Community Bancshares (DCOM) (Closed Feb 1, 2021)
- TD Bank (TD)/First Horizon (FHN) (Pending)
- OceanFirst (OCFC)/Partners (PTRS) (Pending)

- **10 bank mergers** have been announced or closed involving Long Island area banks[2]
- **Out of the $363B of total industry deposits** in Nassau, Queens, Kings, and Suffolk Counties, $85B or 23% involve a merger participant[3]
- **93% of FFIC's deposits** are in the Long Island market, including Brooklyn and Queens

FFIC FLUSHING Financial Corporation

[1] 24 FFIC branches shown, for illustrative purposes only; Shirley, NY location not pictured
[2] Includes MTB/PBCT, WBS/STL, CFG/ISBC/HSBC, NYCB/FBC, VLY/The Westchester Bank/Bank Leumi USA, DCOM, TD/FHN, and OCFC/PTRS
[3] Based on most recent (June 30, 2022) S&P Global data

4

5 Strong Asian Banking Market Focus 16% of Total Deposits 1 $ 36B Deposit Market Potential (~3% Market Share 2 ) 7.6% FFIC 5 Year Asian Market CAGR vs 3.7% 2 for the Comparable Asian Markets Asian Communities – Total Loans $802MM and Deposits $1B Multilingual Branch Staff Serves Diverse Customer Base in NYC Metro Area Growth Aided by the Asian Advisory Board Sponsorships of Cultural Activities Support New and Existing Opportunities 1 Includes mortgagors’ escrow deposits 2 as of June 30, 2022; Latest FDIC Data Expansion into Elmhurst (Queens) on June 6, 2022

 Signed Lease for Brooklyn Branch Expanding Asian Banking Footprint  Successfully Issued $65.0MM of Subordinated Notes  Provides the Bank with regulatory capital flexibility; lowers the CRE concentration ratio  Attractive funding as new issue coupons are higher  Sponsored and Participated in Flushing and Port Jefferson Dragon Boat Race Festivals  Proud to support these community and cultural events  Race teams performed well versus larger bank competition  Sponsored Harvest Moon Reception  Celebration of the Mid - Autumn Festival for the Asian Banking customers; over 130 attendees  Contactless Enabled ATM Debit Card Launched  Enables contactless transactions; rollout began in September 2022 6 Key Events During 3Q22

Strong Loan Closings; Loan Pipeline Declines 7  Closings up – Closings up 90.1% YoY in 3Q22 – Loan pull through rates were 79.6% in 3Q22 compared to 75.9% in 2Q22 and 56.4% in 3Q21  Pipeline declines from record levels – Risings rates could slow closings and prepayments – Became more selective in originations focusing on full relationships, rates, and terms Loan Closings Up 90% YoY ($MM) $530.7 $429.3 $663.7 $582.6 $309.1 $243.9 $362.7 $329.3 $503.8 $463.7 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 3Q21 4Q21 1Q22 2Q22 3Q22 Loan Pipeline Loan Closings

8 Loans Secured by Real Estate Have an Average LTV of < 37% Multifamily  Primarily in market lending  Review net operating income and the collateral plus the financial resources and income level of the borrower (including experience in managing or owning similar properties)  ARMs adjust each 5 - year period with terms up to 30 years and comprise 81% of the portfolio; prepayment penalties are reset for each 5 - year period Commercial Real Estate  Secured by in market office buildings, hotels/motels, small business facilities, strip shopping centers, and warehouses  Similar underwriting standards as multifamily  ARMs adjust each 5 - year period with terms up to 30 years and comprise 83% of the portfolio Well Secured and Diversified Real Estate Portfolio Data as of September 30 , 2022 58% 12% 7% 9% 4% 6% 2% 2% Multifamily: 58% General Commercial: 12% CRE - Shopping Center: 7% CRE - Strip Mall: 9% CRE - Single Tenant: 4% Office: 6% Industrial: 2% Commercial Special Use: 2% $4.5B Total Portfolio

Well - Secured Multifamily and CRE Portfolios 9 Underwrite Real Estate Loans with a Cap Rate in Mid - 5s and Stress Test Each Loan Multifamily Geography 15% 31% 21% 17% 16% Bronx Kings Manhattan Queens Other $ 2.6B Portfolio • Average loan size: $ 1.0MM • Average monthly rent of $ 1,567 vs $ 2,978 1 for the market • Weighted average LTV 2 is 45% with no loans having an LTV above 75% • Weighted average DCR is ~ 1.7x 3 • Borrowers typically do not sell properties, but refinance to buy more properties • Average loan size : $ 2.1MM • Weighted average LTV 2 is 50% with no loans having an LTV above 75% • Weighted average DCR is ~1.8x 3 • ~21% of the portfolio outside of branch footprint • Require primary operating accounts Non - Owner Occupied CRE Geography 9% 17% 17% 21% 8% 6% 9% 2% 11% Bronx Kings Manhattan Queens Other NY Nassau Suffolk NJ CT/Other $ 1.9B Portfolio 1 CoStar New York Multifamily Market Report, 10 - 12 - 2022 2 LTVs are based on value at origination. 3 Based on most recent Annual Loan Review

Well-Diversified Commercial Business Portfolio


$1.6B
Total Portfolio
12%
11%
9%
8%
8%
8%
6%
5%
5%
4%
4%
3%
3%
3%
2%
2%
2%

Real Estate Collateral
$739MM

- Wholesalers: 12%
- Trucking/Vehicle Transport: 9%
- Construction/Contractors: 8%
- Real Estate: 6%
- Medical Professionals: 5%
- Professional Services (Excluding Medical): 4%
- Theaters: 3%
- Media: 2%
- Schools/Daycare Centers: 2%
- Fitness and Recreational Sports Centers: 1%
- Airlines: 1%
- Other: 11%
- Hotels: 8%
- Financing Company: 8%
- Manufacturer: 5%
- Apparel: 4%
- Automobile Related: 3%
- Civic and Social Organizations: 3%
- Restaurants: 2%
- Retailer: 1%
- Food Services: 1%
- Electrical Equipment: 1%

Commercial Business

- Primarily in market lending
- Annual sales up to $250MM
- Lines of credit and term loans, including owner occupied mortgages
- Loans secured by business assets, including account receivables, inventory, equipment, and real estate
- Personal guarantees are generally required
- Originations are generally $100,000 to $10MM
- Adjustable rate loans with adjustment periods of five years for owner-occupied mortgages and for lines of credit the adjustment period is generally monthly
- Generally not subject to limitations on interest rate increases but have interest rate floors

Average loan size of $1.2MM

FFIC FLUSHING Financial Corporation Data as of September 30, 2022

10

41.0% 38.9% 37.8% 37.9% 37.5% 27.9% 27.5% 26.2% 26.8% 27.6% 0.9% 1.2% 1.2% 0.9% 0.9% 14.0% 13.7% 12.8% 12.8% 11.5% 16.2% 18.7% 22.0% 21.6% 22.5% $5,536 $5,757 $6,702 $6,634 $6,948 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2018 2019 2020 2021 3Q22 Multifamily Commercial Real Estate Construction 1-4 Family Business Banking 11 Loans Continue to Increase; Yields Improve Loan Composition Period End Loans ($MM) Empire Bancorp acquisition added total loans of $685MM in 2020 See Appendix for definitions of Core Loan Yields Core Loan Yields 4.38% 4.51% 4.14% 4.05% 4.35%

$168.3 $164.2 $196.9 $243.3 $60.5 2.72% 2.49% 2.87% 3.17% 3.03% 4.38% 4.51% 4.14% 4.05% 4.35% 1.36% 1.76% 0.82% 0.32% 0.76% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2018 2019 2020 2021 3Q22 Core NII FTE Core NIM FTE Core Loan Yields Core Deposit Yield Core Loan Yields Increase 20 bps QoQ; NIM Compresses 12 GAAP NIM FTE 2.70% 2.47% 2.85% 3.24% 3.07% ($MM) See Appendix for definitions of Core NII FTE, Core NIM, and Core Loan Yields 20 bps QoQ Increase in 3Q22 4 7 bps QoQ Increase in 3Q22

 Floating rate loans include any loans (including swaps) tied to an index that reprices within 90 days  Through 2024, loans to reprice ~200 bps higher assuming index values as of September 30 , 2022  ~15 % reprice with every Fed move and an additional 10 - 15% of loans reprice annually 42% of the Loan Portfolio to Reprice Through 2024 13 Loan Repricing ($MM) $1,026 $994 $785 $126 5.26% 4.96% 4.27% 4.33% 5.64% 6.44% 6.34% 6.33% - 200 400 600 800 1,000 1,200 Floating 2022 2023 2024 Adjustable Loan Repricing Maturing Fixed Rate Total Loan Repicing Current Rate Repricing Rate 1 As of October 24, 2022 Fed fund futures 1 expect another ~ 175 bps of rate increases that are not captured in this analysis, but we expect to capture a portion, if not all, of the rate move

Deposit Rates Rise But At Slower Pace Than Fed Moves 14 Year to Date, Weighted Average Interest Bearing Deposit Beta of 29.9% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Average Fed Funds Interest Bearing Deposit Costs Overall Interest Bearing Deposit Beta - Previous Cycle: 3Q15 - 1Q19 the interest bearing deposit beta was 42.5% as average Fed Funds increased 226 bps - Current Cycle: 4Q21 - 3Q22, the interest bearing deposit beta is 29.9% as average Fed Funds increased 211 bps

15 Starting to Increase CDs to Lengthen Liability Duration Average Deposits Composition ($MM) 8.0% 8.1% 11.3% 14.4% 16.7% 29.7% 28.6% 31.1% 33.8% 28.8% 4.9% 4.0% 3.4% 2.5% 2.5% 24.7% 27.3% 30.2% 32.0% 34.0% 31.3% 30.6% 22.6% 16.1% 16.9% 1.4% 1.4% 1.4% 1.2% 1.1% $4,736 $5,013 $5,163 $6,416 $6,277 1.36% 1.76% 0.82% 0.32% 0.76% 0% 1% 1% 2% 2% 3% 3% 0 1000 2000 3000 4000 5000 6000 7000 2018 2019 2020 2021 3Q22 Noninterest Bearing NOW Accounts Savings Money Market CDs Mortgage Escrow Deposit Costs

Digital Banking Usage Continues to Increase

25%

Increase in Monthly Mobile Active Users
Sept 2022 YoY

~26,500

Users with Active Status

22%

Sept 2022 YoY Growth

11%

Digital Banking Enrollment
Sept 2022 YoY Growth

Internet Banks

iGObanking and BankPurely national deposit gathering platforms

~3% of Average Deposits in September 2022

Numerated

Small Business Lending Platform

$16MM of Commitments in 9M22; Higher Yields vs Portfolio

~5,800

Zelle® Transactions

~$2.0MM

Zelle Dollar Transactions in Sept 2022

Technology Enhancements Remain a Priority

FFIC FLUSHING Financial Corporation

16

 Over two decades and multiple credit cycles, Flushing Financial has a history of better than industry credit quality  Average LTVs on the Real Estate portfolio is < 37% 4 – Only $23.1MM of real estate loans ( 0.33% of gross loans) with an LTV of 75% or more 4 Net Charge - offs Significantly Better Than the Industry; Strong DSR 17 NCOs / Average Loans 0.01% 0.25% -0.2% 0.3% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 FFIC Industry 2 basis points of Net Charge - offs to Average Loans in 3Q22 9M22 Weighted average debt service ratios (DSR) for Multifamily and NOO CRE portfolios at ~1.8x 1 - 200 bps shock increase in rates produces a weighted average DSR of >1.25x 2 - 10% increase in operating expense yields a weighted average DSR of >1.50x 2 - 200 bps shock increase in rates and 10% increase in operating expenses results in a weighted average DSR >1.15 2 3 1 Based on most recent Annual Loan Review 2 Based on a sample of loans comprising 89% of loans adjusting from (2022 - 2024) with no increase in rents or total income 3 “Industry” includes FDIC insured institutions from “FDIC Statistics At A Glance” through December 31, 2021 4 Based on appraised value at origination

18 Continued Strong Credit Quality NPAs / Assets Criticized and Classified Loans / Gross Loans Reserves / Gross Loans & Reserves / NPLs ACL by Loan Segment (3Q22) 128.9% 164.1% 214.3% 248.7% 142.3% 0.38% 0.38% 0.67% 0.56% 0.59% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 0% 50% 100% 150% 200% 250% 300% 2018 2019 2020 2021 3Q22 ACLs / NPLs ACLs / Loans $2,608 $1,914 $561 $233 $7 $64 $28 $1,533 0.37% 0.44% 0.35% 0.34% 0.00% 0.40% 7.44% 1.18% -70.00% -60.00% -50.00% -40.00% -30.00% -20.00% -10.00% 0.00% 10.00% Multifamily Residential Commercial Real Estate 1-4 Family - Mixed Use 1-4 Family - Residential Co-operative Apartments Construction Small Business Administration Commercial Business and Other Loan Balance ACLs / Loans 0.24% 0.19% 0.26% 0.19% 0.58% 0.21% 0.26% 0.48% 0.41% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2018 2019 2020 2021 3Q22 FFIC Peer Median* 50.9% LTV on 3Q22 NPAs 0.96% 0.66% 1.07% 0.87% 0.89% 0.98% 0.98% 3.06% 3.36% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2018 2019 2020 2021 3Q22 FFIC Peer Median* * Peer data through 2Q22; Peers include : BKU, DCOM, FLIC, HNVR, KRNY, NFBK, NYCB , PFS, and VLY

Book Value and Tangible Book Value Per Share Grow in 3Q22 19 60 % of Earnings Returned Through the First 9 Months of 2022; 45% in 2021 Book Value Per Share 5 Year CAGR of 4% Tangible Book Value Per Share 5 Year CAGR of 4% $19.64 $20.59 $20.11 $22.26 $22.47 10.98% 10.95% 9.88% 10.86% 10.49% 8.74% 8.73% 8.38% 8.98% 8.74% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 2018 2019 2020 2021 3Q22 Book Value Per Share CET1 Ratio Leverage Ratio $19.07 $20.02 $19.45 $21.61 $21.81 7.83% 8.05% 7.52% 8.22% 7.62% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 2018 2019 2020 2021 3Q22 Tangible Book Value Per Share Tangible Common Equity/Tangible Assets Empire Closed

20  Managing through rate increases – Controlling deposit rate increases is key for the net interest income outlook – Net interest income generally rises closer to the base case by Year 3 as cumulative loan repricing exceeds deposits costs  Opportunistic capital return with strong dividend yield of 4.4% 1 – Repurchased 131,174 shares in 3Q22 at an average price of $20.47 – Balancing additional share repurchases with 8% TCE target  Maintaining through - the - cycle goals of ROAA ≥1% and ROAE ≥10% – On a core basis, ROAA of 0.90% and ROAE of 11.24% in 3Q22  Benefiting from merger disruption – Since March 31, 2021, added 46 people from announced/recently closed mergers; 20 are revenue producing  Remaining selective with loans – Selective on rates and property type – Expect higher rates to impact closings – Expect prepayment speeds to decline over time – Overall loan growth to be muted  Well prepared if credit markets weaken – Loan losses consistently below industry levels – Average real estate LTVs <37% – Over 88% of the loan portfolio is real estate secured – Weighted average Debt Service Coverage Ratio of 1.8x for multifamily and NOO CRE Key Messages 1 Calculated using 10/20/22 closing price of $19.79

Appendix

22 Experienced Executive Leadership Team Executive Compensation and Insider Stock Ownership (6.1% 2 ) Aligned with Shareholder Interests John Buran President and CEO Maria Grasso SEVP, COO, Corporate Secretary Susan Cullen SEVP, CFO, Treasurer Francis Korzekwinski SEVP, Chief of Real Estate Michael Bingold SEVP, Chief Retail and Client Development Officer Douglas McClintock SEVP, General Counsel FFIC: 22 years Industry: 45 years 16 years 36 years 7 years 32 years 29 years 33 years 9 years 39 years <1 year 46 years Allen Brewer SEVP, Chief Information Officer Tom Buonaiuto SEVP, Chief of Staff, Deposit Channel Executive Vincent Giovinco EVP, Commercial Real Estate Lending Jeoung Jin EVP, Residential and Mixed Use Theresa Kelly EVP, Business Banking Patricia Mezeul EVP, Director of Government Banking 14 years 48 years 15 years 1 30 years 3 years 24 years 24 years 29 years 16 years 38 years 15 years 42 years 1 Previously President and COO of Empire Bancorp and Empire National Bank from its inception in February 2008 until the sale to Fl ushing Financial in October 2020 2 Directors and executive officers as of September 30 , 2022

23 26 Year Track Record of Steady Growth Core EPS ($) Dividends per Share ($) Tangible Book Value per Share ($) Assets ($B) Total Gross Loans ($B) Total Deposits ($B) 1 $ - $0.84 $0.88 1995 2000 2005 2010 2015 2020 2021 9M22 $ - $2.81 $1.92 1995 2000 2005 2010 2015 2020 2021 9M22 $0.6 $6.1 1995 2000 2005 2010 2015 2020 2021 3Q22 $0.3 $7.0 1995 2000 2005 2010 2015 2020 2021 3Q22 $0.7 $8.6 1995 2000 2005 2010 2015 2020 2021 3Q22 10% CAGR 9% CAGR 13% CAGR 10% CAGR 2 15% CAGR 2 $4.86 $21.81 1995 2000 2005 2010 2015 2020 2021 3Q22 6% CAGR Note: Acquisition of Empire Bancorp in 2020 (loans and deposits acquired of $685MM and $854MM, respectively; assets acquired of $982MM) 1 Includes mortgagors’ escrow deposits 2 Calculated from 1996 - 2021, 9M22 annualized

24 Environmental, Social, and Governance Environmental – reduction of carbon footprint and assessing climate change through underwriting Social - Building rewarding relationships with communities, customers, and employees See more details in our ESG Report under Investor Relations at FlushingBank.com Governance - Corporate governance is a strength through oversight and risk management

Reconciliation of GAAP Earnings and Core Earnings 25 Non - cash Fair Value Adjustments to GAAP Earnings The variance in GAAP and core earnings is partly driven by the impact of non - cash net gains and losses from fair value adjustments .. These fair value adjustments relate primarily to borrowing carried at fair value under the fair value option a nd swaps designated to protect against rising rates .. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate .. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement .. In a declining interest rate environment, the movement in the curve exaggerates our mark - to - market loss position .. Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre - provision, Pre - tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE , Core Interest Income and Yield on Total Loans , Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non - GAAP measures used in this presentation .. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form .. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors .. These measures should not be viewed as a substitute for net income .. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions .. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors .. These measures should not be viewed as a substitute for total shareholders' equity .. These non - GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited .. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP .. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies ..

Reconciliation of GAAP Earnings and Core Earnings

(Dollars In thousands, except per share data)	Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	Nine Months Ended September 30, 2022	September 30, 2021
GAAP income (loss) before income taxes	$ 109,278	$ 45,182	$ 53,331	$ 65,485	$ 66,134	$ 92,033	$ 86,452
Day 1, Provision for Credit Losses - Empire transaction	—	1,818	—	—	—	—	—
Net (gain) loss from fair value adjustments	12,995	2,142	5,353	4,122	3,465	(6,350)	7,855
Net (gain) loss on sale of securities	(113)	701	15	1,920	186	—	(113)
Life insurance proceeds	—	(659)	(462)	(2,998)	(1,405)	(1,536)	—
Net gain on sale or disposition of assets	(621)	—	(770)	(1,141)	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	161	(957)
Accelerated employee benefits upon Officer's death	—	—	455	149	—	—	—
Prepayment penalty on borrowings	—	7,834	—	—	—	—	—
Net amortization of purchase accounting adjustments	(2,489)	80	—	—	—	(1,811)	(2,165)
Merger expense	2,562	6,894	1,590	—	—	—	2,579
Core income before taxes	119,533	65,177	61,190	67,537	68,380	82,497	93,030
Provision for income taxes for core income	30,769	15,428	13,957	11,960	22,613	23,057	25,234
Core net income	$ 88,764	$ 49,749	$ 47,233	$ 55,577	$ 45,767	$ 59,440	$ 67,796
GAAP diluted earnings (loss) per common share	$ 2.59	$ 1.18	$ 1.44	$ 1.92	$ 1.41	$ 2.15	$ 2.02
Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	0.05	—	—	—	—	—
Net (gain) loss from fair value adjustments, net of tax	0.31	0.06	0.14	0.10	0.07	(0.15)	0.18
Net (gain) loss on sale of securities, net of tax	—	0.02	—	0.05	—	—	—
Life insurance proceeds	—	(0.02)	(0.02)	(0.10)	(0.05)	(0.05)	—
Net gain on sale or disposition of assets, net of tax	(0.01)	—	(0.02)	(0.03)	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.05)	0.03	0.05	—	—	—	(0.02)
Accelerated employee benefits upon Officer's death, net of tax	—	—	0.01	—	—	—	—
Federal tax reform 2017	—	—	—	—	0.13	—	—
Prepayment penalty on borrowings, net of tax	—	0.20	—	—	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.06)	—	—	—	—	(0.04)	(0.05)
Merger expense, net of tax	0.06	0.18	0.04	—	—	—	0.06
NYS tax change	(0.02)	—	—	—	—	—	(0.02)
Core diluted earnings per common share[1]	$ 2.81	$ 1.70	$ 1.65	$ 1.94	$ 1.57	$ 1.92	$ 2.14
Core net income, as calculated above	$ 88,764	$ 49,749	$ 47,233	$ 55,577	$ 45,767	$ 59,440	$ 67,796
Average assets	8,143,372	7,276,022	6,947,881	6,504,598	6,217,746	8,236,070	8,161,121
Average equity	648,946	580,067	561,289	534,735	530,300	671,588	641,354
Core return on average assets[2]	1.09 %	0.68 %	0.68 %	0.85 %	0.74 %	0.96 %	1.11 %
Core return on average equity[2]	13.68 %	8.58 %	8.42 %	10.39 %	8.63 %	11.80 %	14.09 %

FFIC FLUSHING Financial Corporation

[1] Core diluted earnings per common share may not foot due to rounding
[2] Ratios are calculated on an annualized basis

26

Reconciliation of GAAP Revenue & Pre-Provision Pre-Tax Net Revenue

	Years Ended					Nine Months Ended	
(Dollars In thousands)	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	September 30, 2022	September 30, 2021
GAAP Net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 173,107	$ 189,415	$ 185,295
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	161	(957)
Net amortization of purchase accounting adjustments	(3,049)	(11)	—	—	—	(2,200)	(2,587)
Core Net interest income	$ 242,841	$ 196,373	$ 163,618	$ 167,406	$ 173,107	$ 187,376	$ 181,751
GAAP Noninterest income	$ 3,687	$ 11,043	$ 9,471	$ 10,337	$ 10,362	$ 17,661	$ 3,967
adjustments	12,995	2,142	5,353	4,122	3,465	(6,350)	7,855
Net (gain) loss on sale of securities	(113)	701	15	1,920	186	—	(113)
Life insurance proceeds	—	(659)	(462)	(2,998)	(1,405)	(1,536)	—
Net gain on disposition of assets	(621)	—	(770)	(1,141)	—	—	(621)
Core Noninterest income	$ 15,948	$ 13,227	$ 13,607	$ 12,240	$ 12,608	$ 9,775	$ 11,088
GAAP Noninterest expense	$ 147,322	$ 137,931	$ 115,269	$ 111,683	$ 107,474	$ 109,950	$ 108,515
Prepayment penalty on borrowings	—	(7,834)	—	—	—	—	—
Accelerated employee benefits upon Officer's death	—	—	(455)	(149)	—	—	—
Net amortization of purchase accounting adjustments	(560)	(91)	—	—	—	(389)	(422)
Merger expense	(2,562)	(6,894)	(1,590)	—	—	—	(2,579)
Core Noninterest expense	$ 144,200	$ 123,112	$ 113,224	$ 111,534	$ 107,474	$ 109,561	$ 105,514
GAAP:							
Net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 173,107	$ 189,415	$ 185,295
Noninterest income	3,687	11,043	9,471	10,337	10,362	17,661	3,967
Noninterest expense	(147,322)	(137,931)	(115,269)	(111,683)	(107,474)	(109,950)	(108,515)
Pre-provision pre-tax net revenue	$ 104,334	$ 68,311	$ 56,142	$ 66,060	$ 75,995	$ 97,126	$ 80,747
Core:							
Net interest income	$ 242,841	$ 196,373	$ 163,618	$ 167,406	$ 173,107	$ 187,376	$ 181,751
Noninterest income	15,948	13,227	13,607	12,240	12,608	9,775	11,088
Noninterest expense	(144,200)	(123,112)	(113,224)	(111,534)	(107,474)	(109,561)	(105,514)
Pre-provision pre-tax net revenue	$ 114,589	$ 86,488	$ 64,001	$ 68,112	$ 78,241	$ 87,590	$ 87,325
Efficiency Ratio	55.7 %	58.7 %	63.9 %	62.1 %	57.9 %	55.6 %	54.7 %

Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expenses (excluding merger expenses, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustment) by the total of net interest income (excluding net gains and loses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments)

FFIC FLUSHING Financial Corporation

27

Reconciliation of GAAP and Core Net Interest Income and NIM

(Dollars In thousands)	Years Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	Nine Months Ended September 30, 2022	September 30, 2021
GAAP net interest income	$ 247,969	$ 195,199	$ 161,940	$ 167,406	$ 173,107	$ 189,415	$ 185,295
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	161	(957)
Net amortization of purchase accounting adjustments	(3,049)	(11)	—	—	—	(2,200)	(2,587)
Tax equivalent adjustment	450	508	542	895	—	359	337
Core net interest income FTE	$ 243,291	$ 196,881	$ 164,160	$ 168,301	$ 173,107	$ 187,735	$ 182,088
Total average interest-earning assets [1]	$ 7,681,441	$ 6,863,219	$ 6,582,473	$ 6,194,248	$ 5,916,073	$ 7,770,910	$ 7,697,229
Core net interest margin FTE	3.17 %	2.87 %	2.49 %	2.72 %	2.93 %	3.22 %	3.15 %
GAAP interest income on total loans, net	$ 274,331	$ 248,153	$ 251,744	$ 232,719	$ 209,283	$ 212,254	$ 206,218
Net (gain) loss from fair value adjustments on qualifying hedges	(2,079)	1,185	1,678	—	—	161	(957)
Net amortization of purchase accounting adjustments	(3,013)	(356)	—	—	—	(2,256)	(2,478)
Core interest income on total loans, net	$ 269,239	$ 248,982	$ 253,422	$ 232,719	$ 209,283	$ 210,159	$ 202,783
Average total loans, net [1]	$ 6,653,980	$ 6,006,931	$ 5,621,033	$ 5,316,968	$ 4,988,613	$ 6,701,413	$ 6,683,412
Core yield on total loans	4.05 %	4.14 %	4.51 %	4.38 %	4.20 %	4.18 %	4.05 %

[1] Excludes purchase accounting average balances for the years ended 2021 and 2020 and for the nine months ended September 30, 2022 and 2021

FFIC FLUSHING Financial Corporation
28

29 Calculation of Tangible Stockholders’ Common Equity to Tangible Assets (Dollars in thousands) Total Equity $ 670,719 $ 679,628 $ 618,997 $ 579,672 $ 549,464 $ 532,608 Less: Goodwill (17,636) (17,636) (17,636) (16,127) (16,127) (16,127) Core deposit Intangibles (2,147) (2,562) (3,172) — — — Intangible deferred tax liabilities — 328 287 292 290 291 Tangible Stockholders' Common Equity $ 650,936 $ 659,758 $ 598,476 $ 563,837 $ 533,627 $ 516,772 Total Assets $ 8,557,419 $ 8,045,911 $ 7,976,394 $ 7,017,776 $ 6,834,176 $ 6,299,274 Less: Goodwill (17,636) (17,636) (17,636) (16,127) (16,127) (16,127) Core deposit Intangibles (2,147) (2,562) (3,172) — — — Intangible deferred tax liabilities — 328 287 292 290 291 Tangible Assets $ 8,537,636 $ 8,026,041 $ 7,955,873 $ 7,001,941 $ 6,818,339 $ 6,283,438 Tangible Stockholders' Common Equity to Tangible Assets 7.62% 8.22% 7.52% 8.05% 7.83% 8.22 % September 30, 2022 December 31, 2021 December 31, December 31, December 31, December 31, 2017 2018 2019 2020

30 Contact Details Susan K. Cullen SEVP, CFO & Treasurer Phone: (718) 961 - 5400 Email: scullen@flushingbank.com Al Savastano, CFA Director of Investor Relations Phone: (516) 820 - 1146 Email: asavastano@flushingbank.com